UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2006

UPSTREAM BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50331

(Commission File Number)

98-0371433

(IRS Employer Identification No.)

c/o 800-885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1

(Address of principal executive offices and Zip Code)

778.786.2523

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 26, 2006, we announced the appointment of Dr. Artem Cherkasov to our scientific advisory board. Dr. Cherkasov is a professor of the University of British Columbia’s Faculty of Medicine at Vancouver General Hospital. Dr. Cherkasov, a faculty member of UBC Department of Infectious Disease, is the author of more than 100 scientific articles in the fields of biochemistry, molecular modeling, and drug design. Dr. Cherkasov was formerly a researcher at BC Cancer Research Center's Genome Sciences Centre.

Item 9.01 Financial Statements and Exhibits

99.1 News release dated April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.

/s/ Joel Bellenson

Joel Bellenson

Chief Executive Officer

Date: April 26, 2006